UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: May 15, 2017

(Date of earliest event reported)

U.S. BANCORP

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-6880	41-0255900
(Commission file number)	(IRS Employer Identification No.)

800 Nicollet Mall

Minneapolis, Minnesota 55402

(Address of principal executive offices, including zip code)

(651) 466-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 7.01	Regulation FD Disclosure.

As previously announced, Andrew Cecere, U.S. Bancorp’s President and Chief Executive Officer, and Terrance R. Dolan, U.S. Bancorp’s Vice Chairman and Chief Financial Officer, will make a presentation at the Barclays Americas Select Franchise Conference 2017 in London, England, at 1:00 p.m. local time (7:00 a.m. Central time) on Tuesday, May 16, 2017. A copy of the presentation slides, which will be discussed during the presentation, is attached hereto as Exhibit 99.1. These slides can also be accessed on U.S. Bancorp’s website at usbank.com by clicking on “About U.S. Bank” and then “Webcasts & Presentations” under the “Investor/Shareholder Information” heading, which is located at the left side of the bottom of the page. A live audio webcast of the presentation can also be accessed at this location on the website, and a replay of the webcast will be available at the same location on the website and will remain posted for 90 days.

In addition, John C. Stern, U.S. Bancorp’s Executive Vice President and Treasurer, will make presentations to institutional fixed income investors at various meetings in Europe during the remainder of May 2017. A copy of the presentation slides, which will be discussed during the presentations, is attached hereto as Exhibit 99.2. These slides can also be accessed at usbank.com at the same location as described above for the Barclays Conference slides.

The information in this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2 attached hereto, shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Barclays Americas Select Franchise Conference 2017 Slides

99.2	European Institutional Fixed Income Investor Presentation Slides

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. BANCORP

By:	/s/ James L. Chosy
James L. Chosy
Executive Vice President and General Counsel

Date: May 15, 2017

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